UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2026

THERMON GROUP HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35159	27-2228185
(State or other jurisdiction of incorporation )	(Commission File Number)	(I.R.S. Employer Identification Number)

7171 Southwest Parkway Building 300, Suite 200
Austin TX	78735
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (512) 690-0600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	THR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As previously disclosed, on February 23, 2026, CECO Environmental Corp., a Delaware corporation (“CECO”), Longhorn Merger Sub, Inc., a Delaware corporation and a direct wholly-owned subsidiary of CECO (“Merger Sub Inc.”), Longhorn Merger Sub LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of CECO (“Merger Sub LLC” and, together with Merger Sub Inc., the “Merger Subs”), and Thermon Group Holdings, Inc., a Delaware corporation (“Thermon” or the “Company”), entered into an Agreement and Plan of Merger (as amended, supplemented, or restated, the “Merger Agreement”), pursuant to which, among other things, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, (i) Merger Sub Inc. was to merge with and into the Company, with the Company continuing as a wholly-owned subsidiary of CECO and the surviving corporation of the merger (the “First Merger”), and (ii) the Company, as the surviving corporation of the First Merger, was to merge with and into Merger Sub LLC, with Merger Sub LLC being the surviving entity of the merger (the “Second Merger” and, together with the First Merger, the “Mergers”). On June 1, 2026 (the “Closing Date”), following approval by the stockholders of both CECO and Thermon at an annual meeting and special meeting, respectively, held on May 27, 2026, the Mergers and the other transactions contemplated by the Merger Agreement (collectively, the “Transactions”) were consummated.

Item 1.02	Termination of a Material Definitive Agreement.

In connection with the consummation of the Mergers, CECO paid or caused to be paid, on behalf of Thermon, all amounts necessary to satisfy and discharge in full the then-outstanding obligations of Thermon under that certain Amended and Restated Credit Agreement, dated September 29, 2021, by and among Thermon Holding Corp., Thermon Canada Inc., the other financial institutions or entities party thereto from time to time and JPMorgan Chase Bank, N.A., as Administrative Agent, which was further amended on November 19, 2021, March 7, 2023, and December 29, 2023 (as amended, restated, supplemented or otherwise modified from time to time, together with all related credit documentation, the “Credit Agreement”). In connection therewith, the Credit Agreement and all commitments thereunder were terminated.

The information provided in the Introduction and Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 1.02 by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

The information provided in the Introduction above is incorporated by reference into this Item 2.01.

Agreement and Plan of Merger

On the Closing Date, the Company consummated the Mergers. The Mergers are intended to qualify for U.S. federal income tax purposes as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

Merger Consideration

At the effective time of the First Merger, by virtue of the First Merger and without any action on the part of any holder thereof, each share of common stock, par value $0.001 per share, of Thermon (“Thermon Common Stock”) issued and outstanding immediately prior thereto (other than Excluded Shares and Dissenting Shares, each as defined in the Merger Agreement) was converted into the right to receive, at the election of the holder and subject to the proration mechanisms set forth in the Merger Agreement, one of the following forms of merger consideration:

(i) the “Mixed Consideration”: 0.6840 shares of common stock, par value $0.01 per share, of CECO (“CECO Common Stock”) plus $10.00 in cash, without interest (the “Mixed Election”);

(ii) the “Cash Consideration”: $63.89 in cash per share, without interest (the “Cash Election”); or

(iii) the “Stock Consideration”: 0.8110 shares of CECO Common Stock per share (the “Stock Election”).

Any shares of Thermon Common Stock for which no election was made were treated as Mixed Election shares. The Cash Consideration and Stock Consideration were each subject to proration as set forth in the Merger Agreement. Cash was paid in lieu of fractional shares of CECO Common Stock based on the average closing price of CECO Common Stock on the Nasdaq Stock Market LLC (“Nasdaq”) for the five trading days ending on the last trading day immediately prior to the Closing Date.

In connection with the Mergers, CECO issued approximately 22.53 million shares of CECO Common Stock to former holders of Thermon Common Stock and paid aggregate cash consideration of approximately $329.4 million. The total number of shares of Thermon Common Stock outstanding immediately prior to the effective time of the First Merger was approximately 32.94 million.

The issuance of shares of CECO Common Stock in the First Merger was registered under CECO’s registration statement on Form S-4 (File No. 333-294924), which was declared effective by the Securities and Exchange Commission (the “SEC”) on April 22, 2026, and such shares were approved for listing on Nasdaq.

Treatment of Thermon Equity Awards

At the effective time of the First Merger, each outstanding award of restricted stock units granted under the Thermon 2011 Long Term Incentive Plan or the Thermon 2020 Long Term Incentive Plan (the “Thermon Equity Plans”) (each, a “Company RSU Award”) was automatically assumed by CECO and converted into an award of restricted stock units with respect to a number of shares of CECO Common Stock (rounded down to the nearest whole share) equal to the product of (x) the number of shares of Thermon Common Stock subject to such Company RSU Award and (y) 0.8110 (each, a “Converted RSU Award”), subject to the same terms and conditions (including vesting) as were applicable to such Company RSU Award immediately prior thereto. Each outstanding award of performance units granted under the Thermon Equity Plans (each, a “Company PU Award”) was similarly assumed and converted into a Converted RSU Award with the number of shares of Thermon Common Stock subject thereto determined based on actual and/or target performance as set forth in the Merger Agreement, and was thereafter subject only to time-based vesting. Each outstanding in-the-money option to purchase shares of Thermon Common Stock (each, a “Company Option”) was cancelled at the effective time of the First Merger and converted into the right to receive a cash payment equal to the excess of $63.89 over the applicable per-share exercise price, net of applicable tax withholding.

On the Closing Date, CECO expects to file a registration statement on Form S-8 with the SEC to register the shares of CECO Common Stock issuable in respect of Converted RSU Awards.

In connection with the Second Merger, Thermon requested that the New York Stock Exchange (the "NYSE") file a Form 25 with the SEC to withdraw its common stock from listing on the NYSE and to deregister its common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Thermon’s obligation to file periodic reports under the Exchange Act will be suspended upon the filing of the Form 15 with the SEC.

The foregoing description of the Mergers and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information provided in the Introduction and Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 3.01 by reference.

On June 1, 2026, in connection with the consummation of the Mergers, the Company notified the NYSE that the certificates of merger were filed with the Secretary of State of the State of Delaware, in each case, to effect the Mergers. The Company requested that the NYSE file with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Exchange Act, on Form 25 in order to initiate the delisting of Thermon Common Stock from the NYSE and the deregistration of Thermon Common Stock under Section 12(b). As a result, trading of Thermon Common Stock, which traded under the ticker symbol “THR” on the NYSE, was suspended prior to the opening of trading on the NYSE on June 1, 2026.

The Company intends to file a certification on Form 15 with the SEC requesting that the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to Thermon Common Stock be suspended.

Item 3.03	Material Modification to Rights of Security Holders.

The information provided in the Introduction, Item 2.01 and Item 3.01 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

At the effective time of the First Merger, each holder of a share of Thermon Common Stock that was outstanding immediately prior to the effective time of the First Merger, (other than the Excluded Shares, as defined in the Merger Agreement) ceased to have any rights with respect thereto, except the right to receive (i) the Mixed Consideration, the Cash Consideration, or the Stock Consideration, (ii) any dividends or other distributions in accordance with the Merger Agreement and (iii) any cash to be paid in lieu of any fractional shares of CECO Common Stock in accordance with the Merger Agreement, in each case, to be issued or paid in consideration therefor upon the surrender of the certificate representing such share or the surrender of a book-entry share, in accordance with the Merger Agreement.

The rights of holders of CECO Common Stock are governed by CECO’s Certificate of Incorporation, as amended, and CECO’s Amended and Restated Bylaws, effective as of the effective time of the First Merger. The description of CECO Common Stock has previously been set forth in the section entitled “Description of Securities” in the CECO Annual Report on Form 10-K, filed March 2, 2026, which is hereby incorporated into this Item 3.03 by reference.

Item 5.01	Changes in Control of Registrant.

The information provided in the Introduction and Item 2.01 and Item 3.03 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.

On June 1, 2026, pursuant to the Merger Agreement, (i) Merger Sub Inc. merged with and into the Company, with the Company continuing as a wholly-owned subsidiary of CECO and the surviving corporation of the merger and (ii) the Company, as the surviving corporation of the First Merger, merged with and into Merger Sub LLC, with Merger Sub LLC being the surviving entity of the merger.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departure of Directors

By the operation of the First Merger, all of the directors of Thermon ceased to be directors of Thermon and members of any and all committees of Thermon’s board of directors, effective as of the effective time of the First Merger. This was not a result of any disagreement between the Company and the directors on any matter relating to Thermon’s operations, policies or practices.

Officers

By virtue of, and effective as of the effective time of, the First Merger, all of the executive officers of Thermon immediately prior to the effective time of the First Merger ceased to hold their respective positions with Thermon, effective as of the effective time of the First Merger.

Item 7.01	Regulation FD Disclosure

On the Closing Date, CECO issued a press release announcing the consummation of the Mergers. A copy of the press release is furnished herewith as Exhibit 99.1.

The information under Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description
2.1	Agreement and Plan of Merger, dated as of February 23, 2026, by and among CECO Environmental Corp., Longhorn Merger Sub, Inc., Longhorn Merger Sub LLC, and Thermon Group Holdings, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 24, 2026).
99.1	Press Release, dated June 1, 2026, furnished herewith
104	Cover Page Interactive Data File (formatted as Inline XBRL)

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements, other than statements of historical fact, included in this Form 8-K that address events, or developments that CECO and Thermon expect, believe, or anticipate will or may occur in the future are forward-looking statements. The words “intend,” “expect,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements regarding the effects of the Mergers and the Merger Agreement. All forward-looking statements are based on assumptions that Thermon believes to be reasonable but that may not prove to be accurate. Such forward-looking statements are based on assumptions and analyses made by Thermon in light of its perception of current conditions, expected future developments, and other factors that Thermon believes are appropriate under the circumstances. These statements are subject to a number of known and unknown risks and uncertainties. Forward-looking statements are not guarantees of future performance and actual events may be materially different from those expressed or implied in the forward-looking statements. The forward-looking statements in this Current Report on Form 8-K speak as of the date of this Current Report on Form 8-K. Thermon does not undertake, and expressly disclaims, any duty to update any forward-looking statement whether as a result of new information, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERMON GROUP HOLDINGS, LLC
successor by merger to Thermon Group Holdings, Inc. (registrant)

Date: June 1, 2026	By:	/s/ Alyson Richter
	Name:	Alyson Richter
	Title:	Secretary